Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Trustees of
Cash Trust Series, Inc.:

In planning and performing our
audits of the financial statements of
Federated Government Cash Series,
Federated Municipal Cash Series,
Federated Prime Cash Series and
Federated Treasury Cash Series
(the four portfolios constituting
Cash Trust Series, Inc.)
(collectively, the ?Funds?) as of
and for the year ended May 31,
2015, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds? internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds?
internal control over financial
reporting. Accordingly, we express
no such opinion.
The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A company?s
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company?s internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles, and
that receipts and expenditures of
the company are being made only
in accordance with authorizations
of management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company?s assets
that could have a material effect on
the financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.
A deficiency in internal control
over financial reporting exists when
the design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely basis. A
material weakness is a deficiency,
or a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company?s annual or interim
financial statements will not be
prevented or detected on a timely
basis.
Our consideration of the Funds?
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds? internal control over
financial reporting and their
operation, including controls over
safeguarding securities, that we
consider to be a material weakness
as defined above as of May 31,
2015.
This report is intended solely for
the information and use of
management and the Board of
Trustees of the Funds and the
Securities and Exchange
Commission and is not intended to
be, and should not be, used by
anyone other than these specified
parties.






/s/ Ernst & Young LLP



Boston, Massachusetts
July 23, 2015